UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

XENCOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36182	20-1622502
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

111 West Lemon Avenue

Monrovia, California 91016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (626) 305-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XNCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2020, Xencor, Inc. (the “Company”) held our 2020 Annual Meeting of Stockholders. A total of 54,693,722 shares of the Company’s common stock were present or represented by proxy at the meeting, which represents approximately 95.95% of the Company’s 57,001,671 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of April 27, 2020. Stockholders considered the three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”).

Proposal 1. Election of Directors

Our stockholders elected the eight persons listed below as directors, each to serve until our 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

		Votes	Broker
	Votes for	Withheld	Non-Votes
Dr. Bassil I. Dahiyat	46,967,560	23,825	7,702,337
Dr. Ellen G. Feigal	46,942,317	49,068	7,702,337
Dr. Kevin C. Gorman	46,940,617	50,768	7,702,337
Mr. Kurt A. Gustafson	41,434,461	5,556,924	7,702,337
Mr. Yujiro S. Hata	46,928,654	62,731	7,702,337
Dr. A. Bruce Montgomery	46,927,949	63,436	7,702,337
Mr. Richard J. Ranieri	46,788,721	202,664	7,702,337
Ms. Dagmar Rosa-Bjorkeson	46,896,472	94,913	7,702,337

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

Our stockholders ratified the selection by our Audit Committee of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstention	Non-votes
54,637,402	33,128	23,192	-

Proposal 3. Advisory Vote on the Compensation of the Company’s Named Executive Officers

Our stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the Proxy Statement. Stockholders approved the compensation of our named executive officers. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstention	Non-votes
46,583,958	364,600	42,827	7,702,337

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2020	XENCOR, INC.

	By:	/s/ Celia E. Eckert
Celia E. Eckert
Secretary

3